                                                                                                        EXHIBIT 24.1

                                        SOUTHERN CALIFORNIA EDISON COMPANY

                                                  POWER OF ATTORNEY

                  The undersigned, SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, and certain of its officers and directors, pursuant to a resolution adopted October 16, 2003 (the "Resolution"), do each hereby constitute and appoint STEPHEN E. PICKETT, W. JAMES SCILACCI, THOMAS M. NOONAN, ROBERT C. BOADA, BEVERLY P.
RYDER, MARY C. SIMPSON, PAUL ALCALA, GEORGE T. TABATA, KENNETH S. STEWART, PAIGE W. R. WHITE, TIMOTHY W. ROGERS,
RENATE J. MICHLER, BONITA J. SMITH, EILEEN B. GUERRERO and POLLY L. GAULT, or any of them, to act severally as attorney-in-fact, for and in their respective names, places, and steads, to execute, sign, file or cause to be filed (i) one or more Registration Statements, and any and all exhibits, amendments and/or supplements thereto to be filed by Southern California Edison Company with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, one or more series of securities as authorized by the Resolution, and for the further purpose of qualifying under the Trust Indenture Act of 1939, as amended, one or more indentures relating to such securities; and (ii) one or more listing applications and any exhibits, amendments and/or supplements thereto, and any other required documents, to be filed by Southern California Edison Company with any stock exchange for the purpose of listing any of such securities; and to take any other actions necessary to comply with the laws, rules or regulations of any governmental or regulatory entity relating to such securities, granting unto said attorney-in-fact, and each of them, full power and authority to do and perform every act and thing whatsoever necessary or appropriate as fully and to all intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.

                  Executed at Rosemead, California, as of this 16th day of October, 2003.

                                                 SOUTHERN CALIFORNIA EDISON COMPANY

                                                 By:      /s/ ALAN J. FOHRER
                                                          --------------------------
                                                          ALAN J. FOHRER
                                                          Chief Executive Officer

Attest:

/s/ BEVERLY P. RYDER
--------------------------------------------------
BEVERLY P. RYDER
Secretary

Principal Executive Officer and Director:

/s/ ALAN J. FOHRER                                       Chief Executive Officer and Director
--------------------------------------------------
ALAN J. FOHRER

Principal Financial Officer:

/s/ W. JAMES SCILACCI                                    Senior Vice President
--------------------------------------------------       and Chief Financial Officer
W. JAMES SCILACCI

Controller and Principal Accounting Officer:

/s/ THOMAS M. NOONAN                                     Vice President and Controller
--------------------------------------------------
THOMAS M. NOONAN

Directors:

/s/ JOHN E. BRYSON                        Director          /s/ JAMES M. ROSSER                        Director
-----------------------------------------                   ------------------------------------------
JOHN E. BRYSON                                              JAMES M. ROSSER

/S/ BRADFORM M. FREEMAN                   Director          /S/ RICHARD T. SCHOLSBERG, III             Director
-----------------------------------------                   ------------------------------------------
BRADFORD M. FREEMAN                                         RICHARD T. SCHLOSBERG, III

/S/ JOAN C. HANLEY                        Director          /S/ ROBERT H. SMITH                        Director
-----------------------------------------                   ------------------------------------------
JOAN C. HANLEY                                              ROBERT H. SMITH

/S/ BRUCE KARATZ                          Director          /S/ THOMAS C. SUTTON                       Director
-----------------------------------------                   ------------------------------------------
BRUCE KARATZ                                                THOMAS C. SUTTON

/S/ LUIS G. NOGALES                       Director          /S/ DANIEL M. TELLEP                       Director
-----------------------------------------                   ------------------------------------------
LUIS G. NOGALES                                             DANIEL M. TELLEP

/S/ RONALD L. OLSON                       Director
-----------------------------------------
RONALD L. OLSON